INVENTORIES (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012
INVENTORIES
Finished goods	$ 12,786	$ 8,488
Raw materials	1,021	2,748
Work in process	5	126
Inventory, Net, Total	13,812	11,362
Consignment inventories included in finished goods	2,524	2,566
Inventory reserve	3,793	2,689
Cost of revenue purchased from related parties	$ 308